                                                        2000 BONUS PLAN

APPROVED                   DATE
        --------------         ---------

                              2000 CEO/PRESIDENT'S BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 2000 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 30, 2000. YOUR BONUS EARNINGS WILL BE BASED ENTIRELY ON NET INCOME EARNINGS PER SHARE (EPS).

PROFITABILITY
         -$75,000 FOR ATTAINING EPS OF $.05
         -$5,500 FOR EACH $.01 OF EPS OVER $.05

THE BONUS PAYOUT FOR FISCAL 2000 WILL OCCUR ON OR BEFORE 3/15/01, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/30/00.

THE COMPANY RESERVES THE RIGHT TO CHANGE THE BONUS PLAN FOR FUTURE
PERIODS.

SHOULD THE STOCK BE SPLIT IN ANY MANNER THROUGHOUT THE YEAR, THE EPS TARGETS WILL SHIFT ACCORDINGLY TO MAINTAIN THE SAME RATIO.

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APPROVED                   DATE
        --------------         ---------

                              2000 CHIEF FINANCIAL OFFICER'S BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 2000 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 30, 2000. YOUR BONUS EARNINGS WILL BE BASED ENTIRELY ON EPS.

PROFITABILITY

         -$40,000 FOR ATTAINING EPS OF $.05
         -$3,500 FOR EACH $.01 OF EPS OVER $.05

THE BONUS PAYOUT FOR FISCAL 2000 WILL OCCUR ON OR BEFORE 3/15/01, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/30/00.

THE COMPANY RESERVES THE RIGHT TO CHANGE THE BONUS PLAN FOR FUTURE
PERIODS.

SHOULD THE STOCK BE SPLIT IN ANY MANNER THROUGHOUT THE YEAR, THE EPS TARGETS WILL SHIFT ACCORDINGLY TO MAINTAIN THE SAME RATIO.

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APPROVED                   DATE
        --------------         ---------

                              2000 CHIEF OPERATING OFFICER'S BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 2000 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 30, 2000. YOUR BONUS EARNINGS WILL BE BASED ENTIRELY ON EPS.

PROFITABILITY

         -$40,000 FOR ATTAINING EPS OF $.05
         -$3,500 FOR EACH $.01 OF EPS OVER $.05

THE BONUS PAYOUT FOR FISCAL 2000 WILL OCCUR ON OR BEFORE 3/15/01, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/30/00.

THE COMPANY RESERVES THE RIGHT TO CHANGE THE BONUS PLAN FOR FUTURE
PERIODS.

SHOULD THE STOCK BE SPLIT IN ANY MANNER THROUGHOUT THE YEAR, THE EPS TARGETS WILL SHIFT ACCORDINGLY TO MAINTAIN THE SAME RATIO.

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APPROVED                   DATE
        --------------         ---------

                              2000 VICE-PRESIDENT REAL ESTATE BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 2000 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 30, 2000. YOUR BONUS EARNINGS WILL BE BASED ENTIRELY ON EPS.

PROFITABILITY

         -$30,000 FOR ATTAINING EPS OF $.05
         -$2,500 FOR EACH $.01 OF EPS OVER $.05

THE BONUS PAYOUT FOR FISCAL 2000 WILL OCCUR ON OR BEFORE 3/15/01, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/30/00.

THE COMPANY RESERVES THE RIGHT TO CHANGE THE BONUS PLAN FOR FUTURE
PERIODS.

SHOULD THE STOCK BE SPLIT IN ANY MANNER THROUGHOUT THE YEAR, THE EPS TARGETS WILL SHIFT ACCORDINGLY TO MAINTAIN THE SAME RATIO.

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APPROVED                   DATE
        --------------         ---------

                              2000 VICE-PRESIDENT SALES BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 2000 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 30, 2000. YOUR BONUS EARNINGS WILL BE BASED ENTIRELY ON EPS.

 PROFITABILITY

         -$30,000 FOR ATTAINING EPS OF $.05
         -$2,500 FOR EACH $.01 OF EPS OVER $.05

THE BONUS PAYOUT FOR FISCAL 2000 WILL OCCUR ON OR BEFORE 3/15/01, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/30/00.

THE COMPANY RESERVES THE RIGHT TO CHANGE THE BONUS PLAN FOR FUTURE
PERIODS.

SHOULD THE STOCK BE SPLIT IN ANY MANNER THROUGHOUT THE YEAR, THE EPS TARGETS WILL SHIFT ACCORDINGLY TO MAINTAIN THE SAME RATIO.